UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

AMBER ROAD, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36360	22-2590301
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Meadowlands Plaza
East Rutherford, New Jersey 07073
(Address of principal executive offices)

Registrant’s telephone number:  (201) 935-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 8.01.	Other Events.

On April 18, 2019, Amber Road, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company (the “Board”) has determined to postpone the 2019 Annual Meeting of Stockholders (the “Annual Meeting”), which was previously scheduled to be held on May 7, 2019.

The Board has decided to postpone the Annual Meeting until June 18, 2019. The Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on April 8, 2019. The Company will file a revised proxy statement with the SEC.

The press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:
Exhibit No.	Description

99.1	Press Release of the Company, dated April 18, 2019

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our current expectations and beliefs, and therefore, contain risks and uncertainties about future events or our future financial performance, including, but not limited to, achieving revenue from bookings, closing business from the sales pipeline, new customer deployments and maintaining these relationships, the ability to reduce operating losses and use of cash, and attaining profitability. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our annual, periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2019 Annual Meeting. The Company has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies from the Company’s stockholders.

STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2019 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge at the Company’s website at www.amberroad.com in the “Investor Relations” section under “SEC Filings.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 18, 2019

AMBER ROAD, INC.

		By:	/s/ Brad Holmstrom
Brad Holmstrom
General Counsel